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                                                                    Exhibit 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with the accompanying Quarterly Report on Form 10-Q of Energy West Incorporated for the third quarter ended March 31, 2003, I, Edward
J. Bernica, Chief Executive Officer (principal executive officer) of Energy West Incorporated, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) such Quarterly Report on Form 10-Q for the third quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in such Quarterly Report on Form 10-Q for the third quarter ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Energy West Incorporated.


Date:       May 15, 2003           /s/  Edward J. Bernica

                                   -------------------------------------
                                   Edward J. Bernica
                                   President and Chief Executive Officer
                                   (principal executive officer)

[A signed original of this written statement required by Section 906 has been provided to Energy West Incorporated and will be retained by Energy West Incorporated and furnished to the Securities and Exchange Commission or its staff upon request]